                          Prudential Financial, Inc.
                     Prudential Financial Capital Trust I

                          [ ]% Equity Security Units

                (Stated amount of $50 per Equity Security Unit)
                              Each consisting of
               a Purchase Contract of Prudential Financial, Inc.
                       requiring the purchase for $50 on
                  [                ], 2004 of certain shares
                 of Common Stock of Prudential Financial, Inc.
                                      and
                  beneficial ownership of a Capital Security
                    of Prudential Financial Capital Trust I
                    with a stated liquidation amount of $50

                                 ------------

                            Underwriting Agreement

                            ----------------------

                                                             December ____, 2001

Goldman, Sachs & Co.
Prudential Securities Incorporated
Credit Suisse First Boston Corporation
Deutsche Banc Alex. Brown Inc.
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
Salomon Smith Barney Inc.
The Williams Capital Group, L.P.
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

     Prudential Financial, Inc., a New Jersey corporation (the "Company"), and Prudential Financial Capital Trust I (the "Trust"), a statutory business trust created under the Business Trust Act of the State of Delaware (the "Trust Act"), propose, subject to the terms and
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conditions stated herein, to issue and sell to the Underwriters named in
Schedule I hereto (the "Underwriters") an aggregate of 10,000,000 [ ]% Equity Security Units (the "Firm Securities") and, at the election of the Underwriters, up to 1,500,000 additional Equity Security Units (the "Optional Securities") (the Firm Securities and the Optional Securities that the Underwriters elect to purchase pursuant to Section 2 hereof being collectively called the "Securities"). Each Equity Security Unit will have a stated amount of $50 and will initially be comprised of (a) a purchase contract (a "Purchase Contract")
under which the holder will purchase from the Company on [                ],
2004 a number of shares (the "Issuable Common Stock") of common stock, par value $0.01 per share, of the Company (the "Common Stock") equal to the Settlement Rate as set forth in the Purchase Contract Agreement (as defined below) and will receive quarterly contract fee payments at the annual rate of [ ]% of the stated amount of $50 per Purchase Contract and (b) beneficial ownership of a [ ]% capital security (a "Capital Security") of the Trust, having a stated liquidation amount of $50.

     In accordance with the terms of the Purchase Contract Agreement to be dated
as of [                  ], 2001 (the "Purchase Contract Agreement"), between
the Company and JPMorgan Chase Bank, as Purchase Contract Agent (the "Purchase Contract Agent"), the Capital Securities constituting a part of the Equity Security Units will be pledged by the Purchase Contract Agent, on behalf of the holders of the Equity Security Units, to JPMorgan Chase Bank, as collateral agent (the "Collateral Agent" ) for the benefit of the Company, pursuant to the
Pledge Agreement, to be dated as of [                    ], 2001 (the "Pledge
Agreement"), among the Company, the Purchase Contract Agent, the Collateral Agent and JPMorgan Chase Bank, as custodial agent (the "Custodial Agent") and securities intermediary (the "Securities Intermediary"), to secure the holders' obligation to purchase the Issuable Common Stock under the Purchase Contracts. The rights and obligations of a holder of Equity Security Units in respect of Capital Securities (subject to the pledge thereof) and Purchase Contracts will initially be evidenced by a Normal Units Certificate (as defined in the Purchase Contract Agreement).

     The Capital Securities constituting a part of the Equity Security Units and the common securities of the Trust (the "Common Securities" and, together with the Capital Securities, the "Trust Securities") to be sold by the Trust to the Company will be guaranteed by the Company, on a senior unsecured basis, as to the payment of distributions and as to the payment of the stated liquidation amount to the extent that the Trust has funds on hand legally available therefor (each, a "Guarantee"), as set forth in the Capital Securities Guarantee Agreement and the Common Securities Guarantee Agreement, each dated as of
[               ], 2001, in the case of the Capital Securities Guarantee
Agreement, between the Company and JPMorgan Chase Bank, as guarantee trustee (the "Guarantee Trustee"), and in the case of the Common Securities Guarantee Agreement, by the Company. The Capital Securities Guarantee Agreement and the Common Securities Guarantee Agreement are collectively referred to herein as the "Guarantee Agreements."

     The proceeds of the sale of the Capital Securities and the Common
Securities are to be invested by the Trust in [     ]% Debentures due
[               ], 2006 of the Company (the "Debentures") to be issued pursuant
to an Indenture to be dated as of [                    ], 2001 (the "Base
Indenture"), between the Company and JPMorgan Chase Bank, as trustee (the "Debenture Trustee"), as supplemented by the First Supplemental Indenture,
dated as of [              ], 2001 ("Supplemental Indenture No. 1" and together
with the Base Indenture and all other amendments and supplements thereto in effect on the date hereof, the "Indenture"), between the Company and the Debenture Trustee. The Trust Securities will be issued pursuant to, and be governed by, the Declaration of Trust dated as of September 24, 2001, among the

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Company, as the sponsor, JPMorgan Chase Bank, formerly The Chase Manhattan Bank, as property trustee (the "Property Trustee"), Chase Manhattan Bank USA, National Association, as the Delaware Trustee (the "Delaware Trustee"), the
administrative trustees named therein (the "Administrators") and the holders from time to time of the beneficial interests in the assets of the Trust, as subsequently amended and restated by the Amended and Restated Declaration of
Trust to be dated as of [             ], 2001, among such parties (together, the
"Declaration"). The Declaration, the Indenture and the Capital Securities Guarantee Agreement will be qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

     Pursuant to a Remarketing Agreement (the "Remarketing Agreement") to conform in all material respects to the description thereof in the Prospectus (as defined in Section 1 (a)) and to be entered into among the Company, the Trust, the Purchase Contract Agent and a financial institution to be selected by the Company to act each as a reset agent and a remarketing agent (together, the "Remarketing Agent"), the Capital Securities or other Pledged Securities (as defined below) will be remarketed, subject to certain terms and conditions.

     As used in this Agreement, "Transaction Documents" shall mean, collectively, the Purchase Contract Agreement, the Guarantee Agreements, the Declaration, the Indenture and the Pledge Agreement.

     Concurrently with the offering of the Securities, the Company is offering, by means of a separate prospectus and pursuant to a separate underwriting agreement (the "Common Stock Underwriting Agreement") among the Company, Prudential (as defined below) and the underwriters named therein (the "Common Stock Underwriters") an aggregate of 93,500,000 shares (the "Firm Shares") and, at the election of the Common Stock Underwriters, up to 14,025,000 additional shares (the "Optional Shares") of Common Stock of the Company (the Firm Shares and the Optional Shares that the Common Stock Underwriters elect to purchase are herein collectively called the "Shares").

     The Company and Prudential are also concurrently entering into an agreement (the "International Common Stock Underwriting Agreement") providing for the sale by the Company of up to a total of 18,975,000 shares of Common Stock (the "International Shares"), including the overallotment option thereunder, through arrangements with certain underwriters outside the United States (the "International Common Stock Underwriters").

     The Securities, the Shares and the International Shares are being issued in an initial public offering in connection with the reorganization (the "Demutualization") of The Prudential Insurance Company of America, a New Jersey mutual life insurance company ("Prudential"), into a New Jersey stock life insurance company pursuant to Prudential's Plan of Reorganization, as adopted by the Board of Directors of Prudential on December 15, 2000 and as amended and restated as of such date on March 15, 2001, April 6, 2001, April 25, 2001 and November 13, 2001 (as so amended and restated, the "Plan"), in accordance with the requirements of Chapter 17C of Title 17 of the New Jersey Revised Statutes ("Chapter 17C"). Upon consummation of the Demutualization, Prudential will become an indirect wholly-owned subsidiary of the Company. Pursuant to the Demutualization, the Company plans to issue approximately 456,300,000 shares of Stock (the "Policyholder Shares") and, in lieu of stock, cash or Policy Credits (as defined in the Plan), to Eligible Policyholders (as defined in the Plan) in exchange for their respective Membership Interests (as defined in the Plan). As used herein, "Transaction Shares" means the Shares, the International Shares and the Policyholder Shares, collectively.

     1. The Company, Prudential and the Trust, jointly and severally, represent and warrant to, and agree with, each of the Underwriters that:

          (a) A registration statement on Form S-1 (File Nos. 333-70888 and 333-70888-01) and amendments thereto filed on or before the date hereof (collectively, the "Initial Registration Statement") in respect of the Securities, including the Debentures, the Issuable Common Stock, the Purchase Contracts and the Capital Securities underlying the Securities, and the Guarantee with respect to the Capital Securities, have been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the best of the Company's or Prudential's knowledge, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 6(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus");

          (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules, regulations and interpretations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. or by the QIU (as defined below) expressly for use therein;

          (c) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules, regulations and interpretations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. or by the QIU expressly for use therein;

          (d) None of the Trust, the Company, Prudential or any of their subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business that is, individually or in the aggregate, material to the Trust or to the Company, Prudential and their subsidiaries, considered as a whole, from fire, explosion, flood or other calamity, whether or not covered by insurance (excluding, for the avoidance of doubt, any insurance underwriting losses of Prudential or its subsidiaries), or from any labor dispute or court or governmental action, order or decree, in each case other than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material decrease in the capital or surplus of Prudential, any decrease in the capital stock of the Company or any material increase in the consolidated long-term debt of the Company or Prudential, or any change in the capital, short-term debt or long-term debt of the Trust, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, management, financial position, shareholders' equity or results of operations (in each case considered on a U.S. generally accepted accounting principles ("GAAP") basis) of the Trust or of the Company, Prudential and their subsidiaries, considered as a whole, in each case other than as set forth or contemplated in the Prospectus;

          (e) Each of the Trust, the Company, Prudential and their respective subsidiaries has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it, in each case free and clear of all liens, encumbrances and defects, except such as are described in the Prospectus or, in the case of the Company and Prudential, such as would not have, individually or in the aggregate, a material adverse effect on the business, management, financial position, shareholders' equity or results of operations (in each case considered on a GAAP basis) of the Company, Prudential and their subsidiaries, considered as a whole (a "Material Adverse Effect"); and any real property and buildings held under lease by the Company, Prudential or any of their respective subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect;

          (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New Jersey; Prudential has been and, until immediately prior to the Effective Date (as defined in the Plan), will continue to be duly organized and validly existing as a mutual life insurance company in good standing under the laws of the State of New Jersey; upon the Effective Date (as defined in the Plan) and at each Time of Delivery (as defined in Section 5), Prudential will be duly organized and validly existing as a stock life insurance company in good standing under the laws of the State of New Jersey and will be an indirect subsidiary of the Company; each of the Company and Prudential has the power and authority (corporate and other) to own its properties and conduct its business as described in the

     Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except to the extent that the failure to be so qualified would not have, individually or in the aggregate, a Material Adverse Effect; each of Prudential Holdings, LLC, Prudential Securities Incorporated, Pruco Life Insurance Company, Prudential Property and Casualty Insurance Company, The Prudential Life Insurance Company, Ltd., Gibraltar Life Insurance Company, Ltd. and Prudential Asset Management Holding Company (collectively, the "Significant Subsidiaries") has been duly incorporated or organized, as the case may be, and is validly existing as a corporation, partnership or limited liability company, as the case may be, in good standing under the laws of its jurisdiction of incorporation or organization, as the case may be, with the power (corporate, partnership or limited liability company, as the case may be) and authority to own its properties and conduct its business as described in the Prospectus; each other subsidiary of the Company or Prudential has been duly incorporated or organized, as the case may be, and is validly existing as a corporation, partnership or limited liability company, as the case may be, in good standing under the laws of its jurisdiction of incorporation or organization, as the case may be, with the power (corporate, partnership or limited liability company, as the case may be) and authority to own its properties and conduct its business as described in the Prospectus, except to the extent that any failure to be in such good standing would not have, individually or in the aggregate, a Material Adverse Effect; and each subsidiary of the Company or Prudential is duly qualified to do business as a foreign corporation, partnership or limited liability company, as the case may be, for the transaction of business, and is in good standing under the laws of each other jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification and good standing, except to the extent that any failure to be so qualified would not have, individually or in the aggregate, a Material Adverse Effect;

          (g) The Trust has been duly created and is validly existing as a business trust in good standing under the Trust Act, with power and authority (trust and other) to own its properties and conduct its business as described in or contemplated by the Prospectus and to enter into and perform its obligations under this Agreement, the Remarketing Agreement, the Trust Securities and the Declaration; the Trust is duly qualified to do business as a foreign entity for the transaction of business and is in good standing under the laws of each other jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification and good standing, or is subject to no material liability or disability by reason of the failure to be so qualified or in good standing in any such jurisdiction; the Trust has conducted, is conducting and will conduct no business other than the transactions described in or contemplated by this Agreement, the Remarketing Agreement, the Trust Securities and the Declaration and as described in the Prospectus; and all filings required under the Trust Act with respect to the creation and valid existence of the Trust as a Delaware business trust have been made (and are in full force and effect) and all such filings will continue to be made. The Trust is not a party to or otherwise bound by any agreement or instrument other than those described in the Prospectus and the Trust has no liabilities or obligations other than those arising out of the transactions described in or contemplated by the Transaction Documents or the Prospectus;

          (h) Upon effectiveness pursuant to its terms at the First Time of Delivery of the Company's amended and restated certificate of incorporation (the "Amended and

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     Restated Certificate of Incorporation"), the Company will have an authorized capitalization as set forth in the Prospectus; at each Time of Delivery (as defined in Section 5) all shares of capital stock of The Prudential Insurance Company of America, the stock life insurance company successor to Prudential, will have been duly and validly authorized and issued, will be fully paid and non-assessable and will be indirectly owned by the Company, free and clear of all liens, encumbrances, equities or claims, except as described in the Prospectus (including, without limitation, in respect of the IHC debt (as defined in the Prospectus)); all of the issued shares of capital stock, membership interests or partnership interests of each Significant Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares and except as set forth in the Prospectus) are owned directly or indirectly by the Company or Prudential, as applicable, free and clear of all liens, encumbrances, equities or claims; and all of the issued shares of capital stock, membership interests or partnership interests of each other subsidiary of the Company or Prudential have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares and except as set forth in the Prospectus) are owned directly or indirectly by the Company or Prudential, as applicable, free and clear of all liens, encumbrances, equities or claims, except for such liens, encumbrances, equities or claims as would not have, individually or in the aggregate, a Material Adverse Effect;

          (i) When the Shares and the International Shares are issued and sold by the Company to the Underwriters under the Common Stock Underwriting Agreement and the International Underwriters under the International Common Stock Underwriting Agreement, the Policyholder Shares are issued by the Company pursuant to the Plan and the shares of Class B common stock, par value one cent ($.01) per share, of the Company (the "Class B Shares") are issued and delivered pursuant to the Subscription Agreement, dated as of April 25, 2001, among the Company, Prudential and the subscribers named therein (the "Subscription Agreement"), the Transaction Shares and the Class B Shares will be duly and validly authorized and issued and fully paid and non-assessable and will conform to the descriptions thereof contained in the Prospectus; the issuance of the Transaction Shares and the Class B Shares is not subject to any preemptive or other similar right; except with respect to the Class B Shares, there are no rights of any person, corporation or other entity to require registration of any shares of Stock, Class B Shares or any other securities of the Company in connection with the Demutualization or the filing of the Registration Statement; the shares of Issuable Common Stock have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Purchase Contracts, the Purchase Contract Agreement and the Pledge Agreement, will be duly and validly issued, fully paid and non-assessable and will conform in all material respects to the description of the Common Stock contained in the Prospectus or to any amended or supplemented description of the Common Stock contained in a then effective report or registration statement filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and the issuance of Issuable Common Stock will not be subject to any preemptive or other similar right;

          (j) The Declaration has been duly authorized by the Company and, at the First Time of Delivery, will have been duly executed and delivered by the Company and the Administrators, and assuming due authorization, execution and delivery of the Declaration by the Property Trustee and the Delaware Trustee, the Declaration will, at such Time of Delivery, constitute a valid and legally binding obligation of the Company and the Administrators enforceable against the Company and the Administrators in accordance with its terms, except to the extent enforceability thereof may be limited by bankruptcy, reorganization, rehabilitation, liquidation, insolvency, moratorium or other similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) (the "Bankruptcy Exceptions"), and will conform in all material respects to the description thereof contained in the Prospectus; and each of the Administrators is an employee of the Company and has been authorized by the Company to execute and deliver the Declaration;

          (k) The Declaration, the Indenture and the Capital Securities Guarantee Agreement have been duly qualified under the Trust Indenture Act;

          (l) The Securities have been duly authorized for issuance and sale to the Underwriters and, when issued and delivered by the Company against payment therefor as provided herein and in the Purchase Contract Agreement, will be validly issued and will conform in all material respects to the description thereof contained in the Prospectus; and the issuance of the Securities is not subject to any preemptive or other similar right;

          (m) The Trust Securities have been duly authorized by the Trust; when the Trust Securities are issued and delivered by the Trust against payment for the Capital Securities as provided herein and in the Declaration and against payment for the Common Securities as provided in the Declaration, the Trust Securities will be validly issued, fully paid and non-assessable undivided beneficial interests in the assets of the Trust, will conform in all material respects to the description thereof contained in the Prospectus, will entitle the holders thereof to the benefits of the Declaration and the Remarketing Agreement, except to the extent that the enforceability of the Declaration and the Remarketing Agreement may be limited by the Bankruptcy Exceptions; the issuance of the Trust Securities is not subject to any preemptive or other similar right; the Trust Securities will have the rights set forth in the Declaration; the holders of the Trust Securities will be entitled to the same limitation of personal liability as that extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware (the "DGCL"); all of the issued and outstanding Common Securities will be directly owned by the Company free and clear of all liens, encumbrances, security interests, equities or claims; and the Trust Securities are the only interests authorized to be issued by the Trust;

          (n) The Purchase Contract Agreement has been duly authorized by the Company and, at the First Time of Delivery, will have been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of the Purchase Contract Agreement by the Purchase Contract Agent, will constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability thereof may be limited by the Bankruptcy Exceptions; and the Purchase Contract Agreement will conform in all material respects to the description thereof contained in the Prospectus;

          (o) The Purchase Contracts underlying the Securities, as evidenced by the Securities certificates, have been duly authorized by the Company; when the Purchase Contracts are issued and delivered by the Company against payment therefor as provided herein and in the Purchase Contract Agreement, the Purchase Contracts will be duly and validly issued and delivered and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforceability thereof may be limited by the Bankruptcy Exceptions; the Purchase Contracts will conform in all material respects to the description thereof contained in the Prospectus; and the issuance of the Purchase Contracts is not subject to any preemptive or other similar right;

          (p) The Trust and the Company are duly authorized to enter into the Remarketing Agreement and, at the date of the Remarketing Agreement and at the remarketing closing date, the Remarketing Agreement, will have been duly authorized, executed and delivered by the Company and the Trust; and the Remarketing Agreement will conform in all material respects to the description thereof contained in the Prospectus;

          (q) Each of the Guarantee Agreements and the Guarantees has been duly authorized by the Company and, at the First Time of Delivery, will have been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of the Capital Securities Guarantee Agreement by the Guarantee Trustee, will constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability thereof may be limited by the Bankruptcy Exceptions; and each of the Guarantees and the Guarantee Agreements will conform in all material respects to the description thereof contained in the Prospectus;

          (r) The Pledge Agreement has been duly authorized by the Company and, at the First Time of Delivery, will have been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of the Pledge Agreement by the Collateral Agent and the Purchase Contract Agent, will constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability thereof may be limited by the Bankruptcy Exceptions; and the Pledge Agreement will conform in all material respects to the description thereof contained in the Prospectus;

          (s) The Pledge Agreement will create, as collateral security for the performance when due by the holders from time to time of the Securities of their respective obligations under the Purchase Contracts, a valid security interest (as defined in the New York UCC (as defined below)) in favor of the Collateral Agent for the benefit of the Company, in the right, title and interest of such holders in the securities and other assets and interests pledged to the Collateral Agent pursuant to the Pledge Agreement (the "Pledged Securities");

          (t) Each of the Base Indenture and the Supplemental Indenture No. 1 has been duly authorized by the Company; the Base Indenture and the Supplemental Indenture No. 1, at the First Time of Delivery, will have been duly executed and delivered by the Company; each of the Base Indenture and the Supplemental Indenture No. 1 at the First Time of Delivery, assuming due authorization, execution and delivery of each thereof by the Debenture Trustee, will constitute, a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent the enforceability thereof may be limited by the Bankruptcy Exceptions; and each of the Base Indenture and the Supplemental Indenture No. 1 will conform in all material respects to the description thereof contained in the Prospectus;

          (u) The Debentures have been duly authorized by the Company and, when issued and delivered by the Company against payment therefor as provided for in the Indenture and delivered against payment therefor as described in the Prospectus, will have been duly executed and delivered by the Company and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforceability thereof may be limited by the Bankruptcy Exceptions, and will be in the form contemplated by, and will be entitled to the benefits of, the Indenture; and the Debentures will conform in all material respects to the description thereof contained in the Prospectus;

          (v) The Transaction Shares have been approved for listing on the New York Stock Exchange (the "Exchange"), subject to notice of issuance; and at each Time of Delivery (as defined in the Common Stock Underwriting Agreement and the International Common Stock Underwriting Agreement), the Transaction Shares issued at or prior to such Time of Delivery will be listed thereon; the Securities and the Issuable Common Stock have been approved for listing on the Exchange, subject to notice of issuance, and at each Time of Delivery, the Securities issued at or prior to such Time of Delivery, and the Issuable Common Stock, upon notice of issuance, will be listed thereon;

          (w) The issuance and delivery of the Policyholder Shares pursuant to the Plan, the offer and sale of the Class B Shares and the offer and sale of the IHC debt by Prudential Holdings, LLC, in each case as described in the Prospectus, are exempt from the registration requirements of the Act;

          (x) The issuance and sale of the Securities, the Purchase Contracts, the Trust Securities, the Debentures, the Issuable Common Stock, the Shares and the International Shares, the issuance and sale of the Class B Shares and the issuance of the Guarantees (such securities, instruments and interests, collectively, the "Instruments"), the issuance and delivery of the Policyholder Shares pursuant to the Plan, the entry into and the compliance by the Trust, the Company and Prudential with all of the provisions of the Transaction Documents, and this Agreement, the Common Stock Underwriting Agreement and the International Common Stock Underwriting Agreement (collectively, the "Underwriting Agreements"), and the Subscription Agreement and the Plan and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Trust, the Company, Prudential or any of their respective subsidiaries is a party or by which the Trust, the Company, Prudential or any of their respective subsidiaries is bound or to which any of the property or assets of the Trust, the Company, Prudential or any of their respective subsidiaries is subject, or which affects the validity, performance or consummation of the Plan, the Demutualization, the Instruments or the transactions contemplated by the Transaction Documents, the Underwriting Agreements, the Subscription Agreement or the Plan, nor will such actions result in any violation of the provisions of the Certificate of Incorporation or By-Laws of the Company or Prudential or the organizational documents of any of their respective subsidiaries, the Declaration or any statute or any order, rule or regulation of any court or insurance regulatory agency or other governmental agency or body having jurisdiction over the Trust, the Company, Prudential or any of their respective subsidiaries or any of their properties, except, in the case of the Company and Prudential, to the extent that such a conflict, breach, default or violation would not have, individually or in the aggregate, a Material Adverse Effect;

          (y) The Trust is not, nor at any Time of Delivery will be, in violation of the Declaration; neither the Company nor Prudential nor any of their respective subsidiaries is, or at any Time of Delivery, will be in violation of its Certificate of Incorporation or By-Laws or other organizational documents or instruments, and none of the Trust, the Company, Prudential or any of their respective subsidiaries will be in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, which violation or default, in the case of the Company and Prudential, would have, individually or in the aggregate, a Material Adverse Effect;

          (z) The statements set forth in the Prospectus under the captions "Description of the Equity Security Units" and "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Securities and of the Common Stock and the Class B Shares, under the captions "Risk Factors - Changes in federal income tax law could make some of our products less attractive to consumers and increase our tax costs", "Demutualization and Related Transactions" and "Business - Regulation", and in Item 14 of the Registration Statement, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;

          (aa) There are no legal or governmental proceedings pending to which the Trust, the Company, Prudential or any of their respective subsidiaries is a party or of which any property of the Trust, the Company, Prudential or any of their respective subsidiaries is the subject which, in the case of the Company and Prudential, could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, other than as set forth in the Prospectus; and, to the best of the Trust's, the Company's and Prudential's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others, other than as set forth in the Prospectus;

          (bb) The Plan has been duly adopted by the required vote of the Board of Directors of Prudential (which adoption complied with the applicable requirements of Chapter 17C); the Plan conforms in all material respects to the requirements of the laws of the State of New Jersey applicable to the reorganization of a mutual life insurance company into a stock life insurance company and any rules and regulations of the Commissioner of the New Jersey Department of Banking and Insurance (the "Commissioner") in respect thereof, in each case as administered or interpreted by the Commissioner (collectively, the "New Jersey Reorganization Law and Regulations"), and conforms to the requirements of all other applicable laws, rules and regulations, except where the failure to so conform would not have, individually or in the aggregate, a Material Adverse Effect; the Plan was duly approved by a vote of policyholders (which approval complied with the applicable requirements of Chapter 17C) and such approval has not been rescinded or otherwise withdrawn; on October 15, 2001 the Commissioner issued an order approving the Plan in accordance with the requirements of Chapter 17C (the "Commissioner's Order"), which remains unmodified and in full force and effect; no other approvals are required to be obtained under Chapter 17C or otherwise for the effectiveness of the Plan; on the Effective Date, the Plan shall be deemed to have become effective in accordance with its terms pursuant to Chapter 17C and all aspects of the Demutualization to have been completed pursuant to the Plan on or prior to the Effective Date will be completed in accordance with the Plan and the New Jersey Reorganization Law and Regulations and the requirements of all other applicable laws, rules and regulations; and prior to or contemporaneously with the First Time of Delivery (as defined in Section 5) each of the actions required to occur and conditions required to be satisfied on or prior to the Effective Date pursuant to the Commissioner's Order or the Plan will have occurred or have been satisfied or waived;

          (cc) All Filings and Consents (each as defined below) of or with any court, insurance regulatory agency or governmental agency or body required in connection with the issuance and sale by the Company and the Trust of the Instruments, the entry into and the compliance by the Trust, the Company and Prudential with all of the provisions of the Transaction Documents, the Underwriting Agreements and the Subscription Agreement, and the consummation of the transactions contemplated hereby or thereby, have been made or obtained and all such Filings and Consents are in full force and effect, provided, however, that none of the Trust, the Company or Prudential makes any representation or warranty as to state securities or Blue Sky laws or state insurance securities laws or international securities laws in connection with the purchase and distribution of the Instruments; all Filings and Consents of or with any court, insurance regulatory agency or governmental agency or body required in connection with the issuance of the Policyholder Shares pursuant to the Plan have been made or obtained and all such Filings and Consents are in full force and effect, except to the extent that the failure to obtain or make any such Filings and Consents would not have, individually or in the aggregate, a Material Adverse Effect; and all other Filings and Consents of or with any court, insurance regulatory agency or other governmental agency or body required to be made or obtained on or prior to the Effective Date in connection with the Demutualization or for the consummation by the Trust, the Company and Prudential of the transactions contemplated by the Transaction Documents, the Underwriting Agreements, the Subscription Agreement and the Plan have been so made or obtained and are in full force and effect, except as set forth in the Prospectus and except to the extent that the failure to obtain or make any such Filings and Consents would not have, individually or in the aggregate, a Material Adverse Effect and would not affect the validity, performance or consummation of the transactions contemplated by the Transaction Documents, the Underwriting Agreements, the Subscription Agreement and the Plan;

          (dd) The Company has made all filings required with respect to the Demutualization under applicable insurance holding company statutes, and has received approvals of acquisition or control and/or affiliate transactions required with respect to the Demutualization in each jurisdiction in which such filings or approvals are required, except where the failure to have made such filings or received such approvals in any such jurisdiction would not have, individually or in the aggregate with all other such failures, a Material Adverse Effect; each of the Company, Prudential and their respective subsidiaries has all necessary consents, licenses, authorizations, approvals, orders, certificates, permits, registrations and qualifications (collectively, the "Consents") of and from, and has made all filings and declarations (collectively, the "Filings") with, all insurance regulatory authorities, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, necessary to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except where the failure to have such

     Consents or to make such Filings would not have, individually or in the aggregate, a Material Adverse Effect; each of the Company and Prudential and each of their respective subsidiaries is in compliance with all applicable laws, rules, regulations, orders, By-Laws and similar requirements, including in connection with registrations or memberships in self-regulatory organizations, and all such Consents and Filings are in full force and effect, in each case with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor Prudential nor any of their respective subsidiaries has received any notice of any event, inquiry, investigation or proceeding that would reasonably be expected to result in the suspension, revocation or limitation of any such Consent or otherwise impose any limitation on the conduct of the business of the Company, Prudential or any such subsidiary, except as set forth in the Prospectus or except for any such suspension, revocation or limitation which would not have, individually or in the aggregate, a Material Adverse Effect;

          (ee) To the best of the Company's and Prudential's knowledge, no insurance regulatory authority or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by Prudential to its parent; and to the best of the Company's and Prudential's knowledge, no insurance regulatory authority or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any subsidiary of the Company or Prudential that is required to be organized or licensed as an insurance company or reinsurance company in its jurisdiction of incorporation (each an "Insurance Subsidiary") to its parent, except for any such order or decree as would not have, individually or in the aggregate, a Material Adverse Effect;

          (ff) None of the Trust, the Company, Prudential or Prudential Holdings, LLC is or, after giving effect to the offering and sale of the Instruments, the issuance and delivery of the Policyholder Shares and the consummation of the Demutualization and the other transactions contemplated by the Prospectus, will be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

          (gg) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and the consolidated financial statements of Prudential and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

          (hh) Other than as described in the Prospectus, no legal or governmental proceeding is pending or, to the best of the Company's and Prudential's knowledge, is currently being threatened challenging the Demutualization or the Plan or the approval thereof, the Commissioner's Order or the consummation of the transactions contemplated thereby, the offering of the Shares by the Common Stock Underwriters and the International Shares by the International Common Stock Underwriters or the offering of the Securities by the Underwriters;

          (ii) The policyholder information booklet mailed to policyholders (the "Policyholder Information Booklet"), as of its date, as of the date of the public hearing on the Demutualization and as of the date of the Policyholder Vote, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (jj) The Trust is and will be treated as a consolidated subsidiary of the Company pursuant to GAAP;

          (kk) The financial statements of each of Prudential and its consolidated subsidiaries and of the Company, together with the related schedules, notes and supplemental information, set forth in the Registration Statement and the Prospectus, comply in all material respects with the requirements of the Act and interpretations thereof and present fairly in all material respects the financial position, the results of operations and the changes in cash flows of such entities in conformity with GAAP at the respective dates or for the respective periods to which they apply; such statements and related schedules, notes and supplemental information have been prepared in accordance with GAAP consistently applied throughout the periods involved except for any normal year-end adjustments and except as described therein;

          (ll) The pro forma condensed consolidated balance sheet and condensed consolidated statements of operations, the related notes thereto and the related pro forma supplementary information set forth in the Registration Statement and the Prospectus have been prepared in all material respects in accordance with the applicable requirements of Rule 11-02 of Regulation S-X promulgated under the Exchange Act, have been compiled on the pro forma basis described therein and, in the opinion of the Trust, the Company and Prudential, the assumptions used in the preparation thereof were reasonable at the time made and the adjustments used therein are based upon good faith estimates and assumptions believed by the Company and Prudential to be reasonable at the time made;

          (mm) This Agreement has been duly authorized, executed and delivered by the Trust, the Company and Prudential; and

          (nn) There are no contracts or other documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which are not described or filed as required by the Act and the rules and regulations of the Commission thereunder.

     2. Subject to the terms and conditions herein set forth, (a) the Company and the Trust agree to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and the Trust, at a purchase price per security of $........., the number of
Firm Securities set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Securities as provided below, the Company and the Trust agree to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and the Trust, at the purchase price per security set forth in clause
(a) of this Section 2, that portion of the number of Optional Securities as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional securities) determined by multiplying such number of Optional Securities by a fraction, the numerator of which is the maximum number of Optional Securities which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Securities that all of the Underwriters are entitled to purchase hereunder.

     The Company and the Trust hereby grant to the Underwriters the right to purchase at their election up to 1,500,000 Optional Securities, at the purchase price per security set forth in the paragraph above, for the purpose of covering sales of securities in excess of the number of Firm Securities. Any such election to purchase Optional Securities may be exercised only by written notice from you to the Company and the Trust, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by you but in no event earlier than the First Time of Delivery or, unless you, the Company and the Trust otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

     3. (a) The Trust, the Company and Prudential hereby confirm their engagement of Goldman, Sachs & Co. as, and Goldman, Sachs & Co. hereby confirms its agreement with the Trust, the Company and Prudential to render services as, a "qualified independent underwriter" within the meaning of Rule 2720(b)(15) of the National Association of Securities Dealers, Inc. (the "NASD") with respect to the offering and sale of the Securities. Goldman, Sachs & Co., in its capacity as qualified independent underwriter and not otherwise, is referred to herein as the "QIU".

         (b) As compensation for the services of the QIU hereunder, the Trust, the Company and Prudential agree to pay the QIU $10,000 in the aggregate at the First Time of Delivery.

     4. (a) Upon the authorization by you of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale upon the terms and conditions set forth in the Prospectus.

         (b) Each Underwriter agrees that it will not offer, sell or deliver any of the Securities in any jurisdiction outside the United States except under circumstances that will result in compliance by the Company, the Trust and the several Underwriters with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Securities in such jurisdictions. Each Underwriter understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose. Each Underwriter agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities, except in any case with Goldman, Sachs & Co.'s express written consent and then only at its own expense.

         (c) The Underwriters agree to pledge, through the Purchase Contract Agent, to the Collateral Agent, on behalf of the initial purchasers of the Securities, the Capital Securities underlying the Firm Securities and the Optional Securities with respect to which the Company and the Underwriters have entered into Purchase Contracts. Such pledge shall be effected by the delivery to the Collateral Agent in New York by the Underwriters of the Capital Securities to be pledged at the appropriate Time of Delivery in accordance with the Pledge Agreement.

     5. (a) The Securities to be purchased by each Underwriter hereunder, in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company and the Trust to Goldman, Sachs & Co., through the facilities of The Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the accounts specified by the Company and the Trust to Goldman, Sachs & Co. at least forty-eight hours in advance. The Company and the Trust will cause the certificates representing the Securities to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004. The time and date of such delivery and payment shall be, with respect to the Firm Securities, 9:30 a.m., New York City time, on ............., 2001 or such other time and date as Goldman, Sachs
     & Co., the Company and the Trust may agree upon in writing, and, with respect to the Optional Securities, 9:30 a.m., New York time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Securities, or such other time and date as Goldman, Sachs & Co., the Company and the Trust may agree upon in writing. Such time and date for delivery of the Firm Securities is herein called the "First Time of Delivery", such time and date for delivery of the Optional Securities, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

          (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross receipt for the Securities and any additional documents requested by the Underwriters pursuant to Section 8(u) hereof, will be delivered at the offices of Sullivan & Cromwell, 125 Broad St., New York, New York 10004 (the "Closing Location"), and the Securities will be delivered to the Underwriters, all at such Time of Delivery. A meeting will be held at the Closing Location at 9:00 a.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this
     Section 5, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

     6. The Company, Prudential and the Trust, jointly and severally, agree with each of the Underwriters and with the QIU:

          (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus which shall be disapproved by you promptly after reasonable notice thereof; to advise you and the QIU, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you and the QIU with copies thereof; to advise you and the QIU, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Securities or the Issuable Common Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

          (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities and the Issuable Common Stock for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities and the Issuable Common Stock, provided that in connection therewith the Company, Prudential and the Trust shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) Prior to 10:00 a.m. New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters and the QIU with copies of the Prospectus in New York City in such quantities as you and the QIU may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the Act, to notify you and the QIU and upon your request to prepare and furnish without charge to each Underwriter and the QIU and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented prospectus complying with Section 10(a)(3) of the Act;

          (d) To make generally available to securityholders of the Company and of the Trust as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158);

          (e) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus (the "Lock-Up Period"), not to, directly or indirectly, offer, sell, contract to sell or otherwise dispose of, including, without limitation, through the entry into a cash-settled derivative instrument, except as provided under the Underwriting Agreements, any Securities, Purchase Contracts, Capital Securities, Common Securities, Debentures, Common Stock, Issuable Common Stock or any other securities of the Company or of the Trust that are substantially similar to the Securities, Purchase Contracts, Capital Securities, Common Securities,

     Debentures, Shares, International Shares, or Issuable Common Stock, including but not limited to any securities that are convertible into or exercisable or exchangeable for, or that represent the right to receive, Securities, Purchase Contracts, Capital Securities, Common Securities, Debentures, Shares, Issuable Common Stock or any such substantially similar securities (other than the Shares and International Shares and other than pursuant to employee stock option and other plans existing on the date of this Agreement), without the prior written consent of Goldman, Sachs & Co., except that the Company may issue (i) the Policyholder Shares to Eligible Policyholders in connection with the consummation of the Demutualization pursuant to the Plan, (ii) the Class B Shares and (iii) shares of Common Stock or any other securities of the Company that are substantially similar to the Shares (including but not limited to any securities that are convertible into or exercisable or exchangeable for, or that represent the right to receive, Securities, Purchase Contracts, Capital Securities, Common Securities, Debentures, Shares, Issuable Common Stock or any such substantially similar securities) that are issued as consideration in mergers and acquisitions by the Company, provided in case of (iii) that each recipient of any such securities that is an executive officer, a director or a holder of 10% or more of any class of equity securities of the counterpart company in any such merger or acquisition shall have agreed not to, directly or indirectly, offer, sell, contract to sell or otherwise dispose of such securities during the Lock-Up Period;

          (f) To furnish to the holders of Capital Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to holders of Capital Securities consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

          (g) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders of the Company and holders of Capital Securities, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company or the Trust is listed (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission), to the extent that any such reports and financial statements are not publicly available through the EDGAR system; and (ii) such additional, non-confidential information concerning the business and financial condition of the Company and the Trust as you may from time to time reasonably request;

          (h) To use their best efforts to list, subject to notice of issuance, the Securities and Issuable Common Stock on the Exchange;

          (i) To reserve and keep available at all times, free of preemptive rights, shares of Issuable Common Stock to satisfy the obligation of the Company to issue shares of its Common Stock pursuant to the Purchase Contracts;

          (j) If the Company elects to rely upon Rule 462(b), to file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00
     p.m., Washington, D.C. time, on the date of this Agreement, and at the time of filing to either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act; and

          (k) Prior to or contemporaneously with the First Time of Delivery, to take all actions necessary in order to consummate the Demutualization and the Plan and to cause the transactions contemplated thereby to have occurred at or prior to the First Time of Delivery.

     7. The Trust, the Company and Prudential, jointly and severally, covenant and agree with the several Underwriters and the QIU that the Company or Prudential will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's, Prudential's and the Trust's counsel, accountants and actuaries in connection with the registration of the Securities, the Purchase Contracts, the Trust Securities, the Guarantees, the Debentures and the Issuable Common Stock under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters, the QIU and dealers; (ii) the cost of printing or producing any Agreement among Underwriters and this Agreement, any selling agreement, any Blue Sky Memorandum, closing documents (including compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities and Issuable Common Stock; (iii) all expenses in connection with the qualification of the Securities and Issuable Common Stock for offering and sale under state securities laws and insurance securities laws as provided in
Section 6(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with any Blue Sky Memorandum (to the extent such fees and disbursements do not exceed $[15,000] in the aggregate); (iv) all fees and expenses in connection with listing the Securities and Issuable Common Stock on the Exchange; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the NASD of the terms of the sale of the Securities and Issuable Common Stock; (vi) the fees and reasonable expenses of the QIU; (vii) the cost of preparing the Instruments and any certificates thereof and the cost of preparing the Transaction Documents and any agreements, documents and instruments incidental thereto; (viii) fees and expenses of the Trust and the trustees and the Administrators thereunder incident to the performance by the Trust of its obligations hereunder; (ix) any fees charged by securities rating services for rating of the Trust Securities, the Securities, the Debentures or the Issuable Common Stock; (x) fees, expenses and disbursements of the Purchase Contract Agent, Collateral Agent, Custodial Agent, Securities Intermediary, Remarketing Agent, the Guarantee Trustee and Debenture Trustee and any agent of or counsel to any of the foregoing, in connection with the Transaction Documents; (xi) the cost and charges of any transfer agent or registrar; (xii) any travel expenses of the Trust's, the Company's or Prudential's officers and employees and any other expenses of the Trust, the Company or Prudential in connection with attending or hosting meetings with prospective purchasers of the Securities; and (xiii) all other costs and expenses incident to the performance of the obligations of the Trust, the Company and Prudential hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 9, 10 and 13 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

     8. The respective obligations of the several Underwriters and the QIU hereunder, as to the Securities to be delivered at each Time of Delivery, shall be subject, in the discretion of the Underwriters and the QIU, respectively, to the condition that all representations and warranties and other statements of the Trust, the Company and Prudential herein are, and at and as of such Time of Delivery will be, true and correct, the condition that the Trust, the Company and Prudential shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 6(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

          (b) Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters and the QIU, shall have furnished to you and the QIU such written opinions and letter (a draft of each such opinion and letter is attached as Annex II(a) hereto), dated such Time of Delivery, with respect to the Registration Statement and the Prospectus, and such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) Sullivan & Cromwell, counsel for the Trust, the Company and Prudential, shall have furnished to you and the QIU their written opinion (a draft of such opinion is attached as Annex II(b) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of New Jersey;

               (ii) Upon consummation of the Demutualization and the initial public offering of the Shares and the effectiveness pursuant to its terms at the First Time of Delivery of the Company's Amended and Restated Certificate of Incorporation, the Company shall have an authorized capitalization as set forth in the Prospectus and all of the Investments and Policyholder Shares issued to Eligible Policyholders will be duly authorized and validly issued and will be fully paid and non-assessable; the shares of the Issuable Common Stock have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Purchase Contracts, the Purchase Contract Agreement and the Pledge Agreement, will be duly and validly issued, fully paid and non-assessable;

               (iii) This Agreement has been duly authorized, executed and delivered by the Trust, the Company and Prudential;

               (iv) To such counsel's knowledge, the issuances of the Shares, the International Shares, the Policyholder Shares, the Class B Shares and the Issuable Common Stock are not subject to preemptive or similar rights; there are no rights of any person to require registration of any shares of Common Stock or Class B Shares arising out of the Company's or Prudential's Certificate of Incorporation or By-Laws or out of any agreement to which the Company or Prudential is bound of which such counsel is aware other than the registration rights of the holders of the Class B Shares;

               (v) The issuance and sale of the Instruments, the issuance and delivery of the Policyholder Shares to Eligible Policyholders and the performance by the Trust, the Company and Prudential of their respective obligations under the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the agreements filed as an Exhibit to the Initial Registration Statement,
          (ii) violate any Federal law of the United States or law of the State of New York, or (iii) to such counsel's knowledge, violate any order of any court or insurance regulatory agency or other governmental agency or body of the United States or the State of New York having jurisdiction over the Trust, the Company or Prudential; provided, however, that, for purposes of this opinion, such counsel need express no opinion with respect to Federal and state securities laws, other antifraud laws and fraudulent transfer laws;

               (vi) No regulatory consents, authorizations, approvals or filings are required to be obtained or made by the Company under the Federal laws of the United States or the laws of the State of New York (i) for the issuance and sale of the Instruments, or (ii) for the entry by the Trust, the Company and Prudential into the Transaction Documents and the Underwriting Agreements or the consummation of the transactions contemplated hereby or thereby, other than such regulatory consents, authorizations, approvals and filings as have been obtained or made, and all such regulatory consents, authorizations, approvals and filings are in full force and effect; provided, however, that such counsel shall give no opinion as to the state securities or state insurance securities laws, international securities laws, other anti-fraud laws and fraudulent transfer laws;

               (vii) The Registration Statement has become effective under the Act, and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending before or are threatened by the Commission;

               (viii) No registration of the Policyholder Shares under the Act is required for the delivery of the Policyholder Shares to Eligible Policyholders in the manner contemplated by the Plan;

               (ix) No registration of the Class B Shares under the Act is required for the offer and sale of the Class B Shares by the Company to the subscribers in the manner contemplated by the Subscription Agreement;

               (x) No registration of the IHC debt under the Act is required for the offer and sale of the IHC debt by Prudential Holdings, LLC to Goldman, Sachs & Co. and Lehman Brothers pursuant to the purchase agreement between Prudential Holdings, LLC and Goldman, Sachs & Co. and Lehman Brothers Inc.

          (the "IHC Purchasers"), dated as of December 12, 2001 (the "IHC Purchase Agreement"), in the manner contemplated by the IHC Purchase Agreement and the offering circular, dated the date of the IHC Purchase Agreement, relating to the IHC debt;

               (xi) Neither the Trust, the Company, Prudential nor Prudential Holdings, LLC is, or after giving effect to the offering and sale of the Instruments, the IHC debt and the delivery of the Policyholder Shares to Eligible Policyholders will be, an "investment company", as defined in the Investment Company Act of 1940;

               (xii) Such counsel does not know of any litigation or any governmental proceeding instituted or threatened against the Trust or the Company or any of its consolidated subsidiaries that would be required to be disclosed in the Prospectus and is not so disclosed. Also, such counsel does not know of any documents that are required to be filed as exhibits to the Registration Statement and are not so filed or of any documents that are required to be summarized in the Prospectus and are not so summarized.

               (xiii) The Securities have been duly authorized, and validly issued and delivered, and the Securities conform in all material respects to the description thereof contained in the Prospectus; and the issuance of the Securities is not subject to any preemptive or other similar right;

               (xiv) The Purchase Contract Agreement has been duly authorized, executed and delivered by the Company and assuming due authorization, execution and delivery of the Purchase Contract Agreement by the Purchase Contract Agent, will constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability thereof may be limited by the Bankruptcy Exceptions; and the Purchase Contract Agreement conforms in all material respects to the description thereof contained in the Prospectus;

               (xv) The Declaration has been duly authorized, executed and delivered by the Company and the Administrators, and assuming due authorization, execution and delivery of the Declaration by the Property Trustee and the Delaware Trustee, the Declaration is a valid and legally binding obligation of the Company and the Administrators, enforceable against the Company and the Administrators in accordance with its terms, except to the extent enforceability thereof may be limited by the Bankruptcy Exceptions; each of the Administrators is an employee of the Company and has been authorized by the Company to execute and deliver the Declaration; and the Declaration and the Trust Securities conform in all material respects to the description thereof contained in the Prospectus;

               (xvi) The Purchase Contracts underlying the Securities, as evidenced by the Securities certificates, have been duly authorized, issued and delivered by the Company and constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforceability thereof may be limited by the Bankruptcy Exceptions; the Purchase Contracts conform in all material respects to the description thereof contained in the Prospectus; and the issuance of the Purchase Contracts is not subject to any preemptive or other similar right;

               (xvii) The Trust and the Company have been duly authorized to enter into the Remarketing Agreement; the Remarketing Agreement conforms in all material respects to the description thereof contained in the Prospectus; and the Capital Securities will entitle the holders thereof to the benefits of the Remarketing Agreement and the Purchase Contract Agreement, in each case in respect of the remarketing thereof;

               (xviii) Each of the Guarantee Agreements and the Guarantees has been duly authorized, executed and delivered by the Company, and, assuming due authorization, execution and delivery of the Capital Securities Guarantee Agreement by the Guarantee Trustee, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability thereof may be limited by the Bankruptcy Exceptions; each of the Guarantees and the Guarantee Agreements conforms in all material respects to the description thereof contained in the Prospectus;

               (xix) (x) The Pledge Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability thereof may be limited by the Bankruptcy Exceptions;
          (y) the Pledge Agreement creates, as collateral security for the performance when due by the holders from time to time of the Securities of their respective obligations under the Purchase Contracts, a valid security interest (as that term is defined in the New York UCC) in favor of the Collateral Agent for the benefit of the Company, in the right, title and interest of such holders in all of the Pledged Securities that constitute "securities" (as that term is defined in Section 8-102(a)(15) of the New York UCC); and in the case of such Pledged Securities that are certificated (as defined in the New York UCC), such security interest shall be perfected upon delivery of such certificates (indorsed in blank) to the Collateral Agent in the State of New York, and, assuming that neither the Collateral Agent nor the Company has notice on or prior to the date of such delivery of an adverse claim with respect to such Pledged Securities, the Collateral Agent will acquire a security interest in the Pledged Securities free of any adverse claim (as that term is defined in the New York UCC); in the case of Pledged Securities that are credited by a securities intermediary (as defined in the New York UCC) to a securities account (as defined in the New York UCC) in the name of the Collateral Agent, the Collateral Agent shall have a perfected security interest in all security entitlements (as defined in the New York UCC) relating to such Pledged Securities and no adverse claim will be assertable with respect to such Pledged Securities; and the Pledge Agreement conforms in all material respects to the description thereof contained in the Prospectus;

               For the purpose of the opinions expressed in this subsection
          (xix) (other than in clause (x) and in clause (y) thereof), such counsel may assume (1) due authorization, execution and delivery of the Pledge Agreement by the Collateral Agent and the Purchase Contract Agent, (2) that the Purchase Contract Agent is duly incorporated and validly existing under the laws of the state of its incorporation, (3) that the Purchase Contract Agent has full power, authority and legal right (including, without limitation, any legal right dependent upon there being no necessary governmental approvals or filings and no conflict with the laws, governing documents or contracts) to make and perform its obligations under the Pledge Agreement, (4) that the Pledge Agreement is a valid, binding and enforceable obligation of the Purchase Contract Agent on behalf of the holders of the Securities from time to time, and (5) that the securities intermediary's jurisdiction (as determined under the New York UCC) with respect to any securities account is the State of New York;

               (xx) Each of the Base Indenture and the Supplemental Indenture No. 1 has been duly authorized, executed and delivered by the Company; assuming due authorization, execution and delivery of each thereof by the Debenture Trustee, each of the Base Indenture and the Supplemental Indenture No. 1 constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent the enforceability thereof may be limited by the Bankruptcy Exceptions; and each of the Base Indenture and the Supplemental Indenture No. 1 conforms in all material respects to the description thereof contained in the Prospectus;

               (xxi) The Debentures have been duly authorized, executed and delivered and constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforceability thereof may be limited by the Bankruptcy Exceptions, and are in the form contemplated by, and are entitled to the benefits of, the Indenture and conform in all material respects to the description thereof contained in the Prospectus; and

               (xxii) The Declaration, the Indenture and the Capital Securities Guarantee Agreement have been duly qualified under the Trust Indenture Act.

In connection with such counsel's opinion set forth in paragraph (ix) above, such counsel may rely, among other things, on the representations, warranties and agreements of the Company and the subscribers in the Subscription Agreement as to the absence of any general solicitation or general advertising in connection with the offering of the Class B Shares and as to certain other matters and upon a certificate of Goldman, Sachs & Co. as to the number of offerees. In connection with such counsel's opinion set forth in paragraph (x) above, such counsel may rely, among other things, on the representations, warranties and agreements of the Company and the IHC Purchasers in the IHC Purchase Agreement as to the absence of any general solicitation, general advertising or directed selling efforts in connection with the offering of the IHC debt and as to certain other matters. In addition, in connection with such counsel's opinion set forth in paragraph (x) above, such counsel may also assume that all offers and sales of the IHC notes made by the Purchasers in reliance upon an exemption from the registration requirements of the Act other than that provided by Rule 144A or Rule 903 thereunder have been or will be made in accordance with the private placement procedures for offerings of that type that Sullivan & Cromwell has previously discussed with the Purchasers, and which include, among other things, procedures reasonably designed by the Purchasers to ensure that such offers and sales are made only to institutional investors that are "accredited investors" within the meaning of Rule 501 under the Securities Act, and such counsel need not express an opinion as to when or under what circumstances any shares of Class B Stock or any IHC notes may be reoffered or resold.

          Such counsel shall also state that the Initial Registration Statement, as of its effective date, and the Prospectus, as of the date of the Prospectus, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that nothing that came to such counsel's attention in the course of its review has caused such counsel to believe that the Initial Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the date of the Prospectus, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel may also state that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Initial Registration Statement or the Prospectus except for those made in the Prospectus under the captions "Description of the Equity Security Units", "Description of Capital Stock", "Risk Factors--Changes in federal income tax law could make some of our products less attractive to consumers and increase our tax costs" and "Demutualization and Related Transactions". Such counsel may state that it does not express any opinion or belief as to the financial statements or other financial data contained in the Initial Registration Statement or the Prospectus.

          Such counsel's opinion may be limited to the Federal laws of the United States, the laws of the State of New York and the laws of the State of New Jersey. With respect to all matters of New Jersey law, such counsel may rely upon the opinion of McCarter & English, LLP, delivered to the Underwriters pursuant to Section 8(e) hereof and, to the extent such counsel's opinion as to the accuracy of the statements in the Prospectus in certain sections under the caption "Demutualization and Related Transactions" involves New Jersey insurance law and regulations, upon the opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P., delivered to the Underwriters pursuant to Section 8(i). With respect to all matters of Delaware law, such counsel may rely upon the opinions of Richards, Layton & Finger, delivered to the Underwriters pursuant to Sections 8(f) and 8(g).

          (d) John M. Liftin, General Counsel to the Company and Prudential, shall have furnished to you and the QIU a written opinion (a draft of such opinion is attached as Annex II(c) hereto), dated such Time of Delivery, in form and substance satisfactory to you to the effect that:

             (i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of New Jersey;

             (ii) Prudential has been duly organized and, upon consummation of the Demutualization, will be an existing stock life insurance company in good standing under the laws of the State of New Jersey;

             (iii) Upon consummation of the Demutualization and the initial public offering of the Shares and the effectiveness pursuant to its terms at the First Time of Delivery of the Company's Amended and Restated Certificate of Incorporation, the Company will have an authorized capitalization as set forth in the Prospectus and all of the Instruments and the Policyholder Shares issued to Eligible Policyholders will be duly authorized and validly issued and will be fully paid and non-assessable; the shares of the Issuable Common Stock have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Purchase Contracts, the Purchase Contract Agreement and the Pledge Agreement, will be duly and validly issued, fully paid and non-assessable;

             (iv) To such counsel's knowledge, the issuances of the Shares, the International Shares, the Policyholder Shares, the Class B Shares and the Issuable Common Stock are not subject to preemptive or similar rights; there are no rights of any person to require registration of any shares of Common Stock or Class B Shares arising out of the Company's or Prudential's Certificate of Incorporation or By-Laws or out of any agreement to which the Company or Prudential is bound of which such counsel is aware other than the registration rights of the holders of the Class B Shares;

             (v) Each of Prudential Holdings, LLC, Prudential Securities Incorporated, Pruco Life Insurance Company and Prudential Asset Management Holding Company has been duly organized or incorporated and is an existing limited liability company or corporation, as the case may be, in good standing under the laws of its jurisdiction of incorporation or organization with power (corporate or limited liability company, as the case may be) and authority to own its properties and conduct its business as described in the Prospectus; and all of the issued shares of capital stock or membership interests, as the case may be, of each of Prudential (following consummation of the Demutualization), Prudential Holdings, LLC, Prudential Securities Incorporated, Pruco Life Insurance Company and Prudential Asset Management Holding Company have been duly authorized and validly issued, are fully paid and non-assessable, and, except for directors' qualifying shares and except as set forth in the Prospectus, are owned directly or indirectly by the Company or Prudential, as applicable, free and clear of all liens, encumbrances, equities or claims; and all of the issued and outstanding Common Securities will be directly owned by the Company free and clear of all liens, encumbrances, security interests, equities or claims; and all of the issued and outstanding Common Securities will be directly owned by the Company free and clear of all liens, encumbrances, security interests, equities or claims;

             (vi) Each of the Company and Prudential has power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

             (vii) Such counsel does not know of any litigation or any governmental proceeding instituted or threatened against the Trust, the Company or any of its consolidated subsidiaries that would be required to be described in the Prospectus and is not so described; and, to such counsel's knowledge, no legal or governmental proceeding is pending or is currently being threatened challenging the Demutualization or the Plan or the approval thereof, the Commissioner's Order or the consummation of the transactions contemplated thereby or the offering of the Securities by the Underwriters, the Shares by the Common Stock Underwriters and the International Shares by the International Common Stock Underwriters that would be required to be described in the Prospectus that is not so described;

             (viii) The issuance and sale of the Instruments, the issuance and delivery of the Policyholder Shares to Eligible Policyholders and the performance by the Trust, the Company and Prudential of their respective obligations under the Transaction Documents will not (i) result in a default under or breach of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Trust, the Company, Prudential or any of their respective subsidiaries is a party or by which the Trust, the Company, Prudential or any of their respective subsidiaries is bound or to which any of the property or assets of the Trust, the Company, Prudential or any of their respective subsidiaries is subject, except to the extent that such defaults or breaches would not have, individually or in the aggregate, a Material Adverse Effect, (ii) violate the Trust's Declaration, the Company's Amended and Restated Certificate of Incorporation or By-Laws, Prudential's Amended and Restated Charter or By-Laws or any Significant Subsidiary's organizational documents or (iii) violate any order of any court or insurance regulatory agency or other governmental agency or body of the United States or any state of the United States known to such counsel having jurisdiction over the Trust, the Company or Prudential or any of their respective subsidiaries, except, in the case of the Company and Prudential, to the extent that such a violation would not have, individually or in the aggregate, a Material Adverse Effect; provided, however, that, for purposes of this opinion, such counsel does not express any opinion with respect to Federal and state securities laws, other antifraud laws and fraudulent transfer laws;

             (ix) No regulatory consents, authorizations, approvals or filings are required to be obtained or made by the Trust, the Company or Prudential under the Federal laws of the United States or under the laws of any state of the United States for the following transactions as they are described in the Plan: (i) the demutualization and the Destacking Extraordinary Dividend (each as defined in such counsel's opinion), (ii) the issuance and sale of the Equity Security Units, as described in the memorandum to the Commissioner dated September 27, 2001 (the "ESU Memorandum"), (iii) the issuance of the Policyholder Shares to Eligible Policyholders, (iv) the entry by the Trust, the Company and Prudential into the Transaction Documents and the Underwriting Agreements or the consummation of the transactions contemplated hereby or thereby, other than such regulatory consents, authorizations, approvals and filings as have been obtained or made, and all such regulatory consents, authorizations, approvals and filings are in full force and effect, except, other than with respect to the laws of the State of New Jersey, to the extent that the failure to make or obtain such regulatory consents, authorizations, approvals and filings would not have, individually or in the aggregate, a Material Adverse Effect; provided, however, that such counsel need express no opinion as to state securities or state insurance securities laws, international securities laws, other anti-fraud laws and fraudulent transfer laws;

             (x) To such counsel's knowledge, each of the Company, Prudential and their respective subsidiaries is registered in all capacities with each federal, state, local or other governmental authority and is registered with, a member of, or a participant in, each self-regulatory organization, in each case, as is necessary to conduct its business as described in or contemplated by the Prospectus except as set forth in the Prospectus, or except where failure to be so registered would not have, individually or in the aggregate, a Material Adverse Effect; to such counsel's knowledge, all such registrations and memberships are in full force and effect and neither the Company nor Prudential nor any of their respective subsidiaries has received any notice of any event, inquiry, investigation or proceeding that would reasonably be expected to result in the suspension, revocation or limitation of any such registrations or memberships, except as set forth in the Prospectus or except as would not have, individually or in the aggregate, a Material Adverse Effect; and to such counsel's knowledge, each of the Company, Prudential and their respective subsidiaries is in compliance with all applicable laws, rules, regulations, orders, By-Laws and similar requirements in connection with such registrations or memberships, as the case may be, except as set forth in the Prospectus or except as would not have, individually or in the aggregate, a Material Adverse Effect;

             (xi) To such counsel's knowledge, the Company has made all filings required, and has received approvals of, or exemptions in respect of, acquisition of control and/or affiliate transactions required under applicable insurance holding company statutes, in connection with the demutualization and the Destacking Extraordinary Dividend (each as defined in such counsel's opinion) in each jurisdiction in which such filings, approvals or exemptions are required, except where the failure to have made such filings or received such approvals or exemptions in any such jurisdiction would not have, individually or in the aggregate with all other such failures, a Material Adverse Effect; to such counsel's knowledge, each of the Company, Prudential and their respective subsidiaries has all necessary Consents of and from, and has made all Filings with, all insurance regulatory authorities, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, necessary to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, or except where the failure to have such Consents or to make such Filings would not have, individually or in the aggregate, a Material Adverse Effect; to such counsel's knowledge, all such Consents and Filings are in full force and effect and neither the Company nor Prudential nor any of their respective subsidiaries has received a notice of any event, inquiry, investigation or proceeding that would reasonably be expected to result in the suspension, revocation or limitation of any such Consent or otherwise impose any limitation on the conduct of the business of the Company, Prudential or any such subsidiary, except as set forth in the Prospectus or except for any such suspension, revocation or limitation which would not have, individually or in the aggregate, a Material Adverse Effect;

             (xii) To such counsel's knowledge, no insurance regulatory authority or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by Prudential to its parent; to such counsel's knowledge, no insurance regulatory authority or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any Insurance Subsidiary to its parent, except for any such order or decree as would not have, individually or in the aggregate, a Material Adverse Effect;

             (xiii) Such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required;

             (xiv) Each of the Underwriting Agreements has been duly authorized, executed and delivered by the Company and Prudential;

             (xv) The Securities have been duly authorized, issued and delivered; and the Securities conform in all material respects to the description thereof contained in the Prospectus; and the issuance of the Securities is not subject to any preemptive or other similar right;

             (xvi) The Purchase Contracts underlying the Securities, as evidenced by the Securities certificates, have been duly authorized, issued and delivered by the Company and constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforceability thereof may be limited by the Bankruptcy Exceptions; the Purchase Contracts conform in all material respects to the description thereof contained in the Prospectus; and the issuance of the Purchase Contracts is not subject to any preemptive or other similar right;

             (xvii) The Debentures have been duly authorized, executed and delivered by the Company and constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforceability thereof may be limited by the Bankruptcy Exceptions, and are in the form contemplated by, and are entitled to the benefits of, the Indenture and conform in all material respects to the description thereof contained in the Prospectus;

             (xviii) Each of the Guarantee Agreements and the Guarantees has been duly authorized, executed and delivered by the Company, and, assuming due authorization, execution and delivery of the Capital Securities Guarantee Agreement by the Guarantee Trustee, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability thereof may be limited by the Bankruptcy Exceptions; each of the Guarantees and the Guarantee Agreements conforms in all material respects to the description thereof contained in the Prospectus;

             (xix) To such counsel's knowledge, the Trust is not a party to, or bound by, any agreement or instrument other than this Agreement, the Declaration and the agreements and instruments described in or contemplated by the Declaration or the Prospectus; to such counsel's knowledge, the Trust has no liabilities or obligations other than those arising out of the transactions described in or contemplated by this Agreement, the Declaration, the Remarketing Agreement or the Prospectus.

          Such counsel shall also state that the Initial Registration Statement, as of its effective date, and the Prospectus, as of the date of the Prospectus, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that nothing that came to such counsel's attention in the course of the Company's review has caused such counsel to believe that the Initial Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the date of the Prospectus, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel may also state that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Initial Registration Statement or the Prospectus except for those made in the Prospectus under the caption "Business--Regulation". Such counsel may state that he does not express any opinion or belief as to the financial statements or other financial data contained in the Initial Registration Statement or the Prospectus.

          Such counsel's opinion may be limited to the Federal laws of the United States, the laws of the State of New York and the laws of the State of New Jersey. Such counsel may also state that to the extent the opinions in clauses (i), (ii), (iii) and (xiv) of this Section 8(d) involve New Jersey law, such counsel has relied with your permission on the opinion of McCarter & English, LLP, addressed to the Underwriters. Such counsel may also state that to the extent the opinions in clauses (ix) and (xi) of this Section 8(d) involve New Jersey insurance law and regulations or New York law, such counsel has relied with your permission on the opinions of LeBoeuf, Lamb, Greene & MacRae, L.L.P., addressed to the Underwriters. For purposes of such counsel's opinion, the terms "demutualization" and "Destacking Extraordinary Dividend" shall have the meanings set forth in Section 8(i).

          (e) McCarter & English, LLP, special New Jersey corporate counsel to the Company and Prudential, shall have furnished to you and the QIU their written opinion (a draft of such opinion is attached as Annex II(d) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

             (i) The Company has been duly incorporated and, upon consummation of the Demutualization, shall be an existing corporation in good standing under the laws of the State of New Jersey, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

             (ii) Prudential has been duly organized and, upon consummation of the Demutualization, will be an existing stock life insurance company in good standing under the laws of the State of New Jersey, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

             (iii) Upon consummation of the Demutualization and the initial public offering of the Shares and the effectiveness pursuant to its terms at the First Time of Delivery of the Company's Amended and Restated Certificate of Incorporation, the Company shall have an authorized capitalization as set forth in the Prospectus, and all of the Instruments (except the Trust Securities) and the Policyholder Shares issued to Eligible Policyholders will be duly authorized and validly issued and will be fully paid and non-assessable; the shares of the Issuable Common Stock have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Purchase Contracts, the Purchase Contract Agreement and the Pledge Agreement, will be duly and validly issued, fully paid and non-assessable;

              (iv) This Agreement has been duly authorized, executed and delivered by the Company and Prudential;

              (v) To such counsel's knowledge, the issuances of the Transaction Shares, the Class B Shares and the Issuable Common Stock are not subject to preemptive or similar rights;

              (vi) The statements set forth in the Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Common Stock and the provisions of the laws and documents referred to therein, are accurate, complete in all material respects and present a fair summary of such terms and provisions; and

              (vii) The issuance and sale of the Instruments and the issuance and delivery of the Policyholder Shares to Eligible Policyholders will not result in any violation of the provisions of the Amended and Restated Certificate of Incorporation or By-Laws of the Company or Prudential, the Declaration or any statute or any order, rule or regulation known to such counsel of any court or insurance regulatory agency or other governmental agency or body of the State of New Jersey having jurisdiction over the Trust, the Company, Prudential or any of their respective subsidiaries or any of their properties, except to the extent that such a violation would not have, individually or in the aggregate, a Material Adverse Effect, except that counsel need not opine as to state securities or Blue Sky laws.

              In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the State of New Jersey. Such counsel may also state that to the extent the opinions in clause (vii) involve New Jersey insurance laws and regulations or the Plan, such counsel has relied, with your permission, on the opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P., delivered to the Underwriters pursuant to Section 8(i) hereof. Such counsel may also state that to the extent the opinions in clause (vii) involve Delaware law or the Trust, such counsel has relied, with your permission, on the opinions of Richards, Layton & Finger, P.A., delivered to the Underwriters pursuant to Sections 8(f) and 8(g) hereof. Such counsel may further state that in rendering the opinions in clause (vi) above, it expresses no opinion or belief as to the financial statements or other financial data contained in the Registration Statement or the Prospectus, or as to the accuracy, completeness or fairness of any statements contained, or documents or provisions of law referenced or summarized, in the Registration Statement or Prospectus other than those specified in clause (vi).

          (f) Richards, Layton & Finger, P.A., special Delaware counsel for the Trust, the Company and Prudential, shall have furnished to you and the QIU their written opinion (a draft of such opinion is attached as Annex II(e) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

              (i) The Trust has been duly created and is validly existing as a business trust in good standing under the laws of the State of Delaware;

              (ii) All filings required under the Trust Act with respect to the creation and valid existence of the Trust as a Delaware business trust have been made, and all such filings are in full force and effect;

              (iii) The Declaration constitutes a valid and binding obligation of the Company and the Administrators and is enforceable against the Company and the Administrators in accordance with its terms, subject, as to enforcement, to the Bankruptcy Exceptions and to the effect upon the Declaration of applicable public policy on the enforceability of provisions relating to indemnification or contribution;

              (iv) Under the Declaration and the Trust Act, the Trust has requisite trust power and authority (i) to own its properties and conduct its business as described in or contemplated by the Prospectus,
        (ii) to issue and sell the Trust Securities as described in or contemplated by this Agreement, the Purchase Contract Agreement, the Prospectus and the Declaration, (iii) to execute, deliver and perform its obligations under this Agreement and the Remarketing Agreement, and
        (iv) to perform its obligations under the Trust Securities and the Declaration;

              (v) Under the Trust Act and the Declaration, the execution and delivery by the Trust of this Agreement, and the performance by the Trust of its obligations hereunder and under the Remarketing Agreement to be entered into by it, have been authorized by all necessary trust action on the part of the Trust;

             (vi) The Capital Securities have been duly authorized by the Declaration, and when issued, executed, authenticated, delivered and paid for in accordance with the terms of the Declaration and the terms of this Agreement, will be duly and validly issued, fully paid and, subject to the limitation set forth in the last sentence of this subparagraph (vi) below, non-assessable undivided beneficial interests in the assets of the Trust; the Trust Securities will entitle the holders thereof to the benefits of the Declaration, except to the extent that enforceability of the Declaration is subject to the Bankruptcy Exceptions and to the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution; the Trust Securities will have the rights set forth in the Declaration; each holder of the Capital Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability as that extended to stockholders of private corporations for profit organized under the DGCL (except that such counsel may note that the holders of the Trust Securities may be required to make payments or provide indemnity or security as set forth in the Declaration);

              (vii) Under the Declaration and the Trust Act, the issuance of the Trust Securities is not subject to any preemptive or other similar right to subscribe for additional Trust Securities and the Trust Securities, are the only interests in the assets of the Trust authorized to be issued by the Trust;

              (viii) None of the execution and delivery by the Trust of, or the performance by the Trust of its obligations under, this Agreement, the issuance and sale of the Trust Securities by the Trust in accordance with the terms of this Agreement, or the consummation by the Trust of the other transactions contemplated thereby, violate any provisions of applicable Delaware law or Delaware administrative regulations or the Declaration;

              (ix)   After due inquiry on [     ], 2001, limited to, and solely
        to the extent disclosed thereupon, court dockets for active cases of the Court of Chancery of the State of Delaware in and for New Castle County, Delaware, of the Superior Court of the State of Delaware in and for New Castle County, Delaware and of the United

        States District Court sitting in the State of Delaware, such counsel is not aware of any legal or governmental proceeding pending against the Trust; and

             (x) No authorization, approval, consent, order, registration or qualification of or with any Delaware state governmental authority or Delaware state agency is required for the issuance and sale by the Trust of Capital Securities pursuant to this Agreement, or the performance by the Trust of its obligations under this Agreement, the Declaration and the Trust Securities, except such as has been previously obtained and made.

          (g) Richards, Layton & Finger, P.A., special Delaware counsel to the Delaware Trustee, shall have furnished to you and the QIU their written opinion (a draft of such opinion is attached as Annex II(f) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

              (i) The Delaware Trustee is a national banking association duly incorporated and validly existing under the laws of the United States;

              (ii) The execution, delivery and performance by the Delaware Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee; the Declaration has been duly executed and delivered by the Delaware Trustee; the Declaration constitutes the legal, valid and binding obligation of the Delaware Trustee, and is enforceable against the Delaware Trustee in accordance with its terms, subject, as to enforcement, to the Bankruptcy Exceptions and to the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution;

              (iii) The execution, delivery and performance of the Declaration by the Delaware Trustee do not violate the charter or by-laws of the Delaware Trustee; and

              (iv) No consent of any federal or Delaware banking state authority is required for the execution, delivery or performance of the Declaration by the Delaware Trustee.

          (h) Cravath, Swaine & Moore, counsel to JPMorgan Chase Bank as Property Trustee, Guarantee Trustee, Debenture Trustee, Collateral Agent, Custodial Agent, Securities Intermediary and Purchase Contract Agent (such trustees, agents and entities, collectively, the "Bank"), shall have furnished to you and the QIU their written opinion (a draft of such opinion is attached as Annex II(g) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

              (i) the Bank has been duly incorporated and is validly existing as a banking corporation in good standing under the laws of the State of New York;

              (ii) the Bank has the corporate trust power and authority to execute, deliver and perform its duties under the Indenture, the Declaration, the Purchase Contract Agreement, the Pledge Agreement and the Capital Securities Guarantee Agreement, has duly executed and delivered the Indenture, the Declaration, the Purchase Contract Agreement, the Pledge Agreement and the Capital Securities Guarantee Agreement, and, insofar as the laws governing the trust powers of the

        Bank are concerned and assuming due authorization, execution and delivery thereof by the other parties thereto, each of the Indenture, the Declaration, the Purchase Contract Agreement, the Pledge Agreement and the Capital Securities Guarantee Agreement constitutes a legal, valid and binding agreement of the Bank, enforceable against the Bank in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law;

              (iii) no approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over the trust powers of the Bank is required in connection with the execution, delivery and performance by the Bank of the Indenture, the Declaration, the Purchase Contract Agreement, the Pledge Agreement or the Capital Securities Guarantee Agreement or the performance by the Bank of its duties thereunder, except such as have been obtained, taken or made;

              (iv) the execution, delivery and performance by the Bank of the Indenture, the Declaration, the Purchase Contract Agreement, the Pledge Agreement or the Capital Securities Guarantee Agreement do not conflict with or constitute a breach of the charter or bylaws of the Bank or the terms of any indenture or other agreement or instrument known to such counsel and to which the Bank is a party or by which it may be bound or any judgment, order or decree known to such counsel to be applicable to the Bank of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Bank; and

              (v) the Securities issued on the date hereof have been duly authenticated and delivered by the Bank, as Purchase Contract Agent.

          (i) LeBoeuf, Lamb, Greene & MacRae, L.L.P., special regulatory counsel to Prudential in connection with the demutualization (as defined in such counsel's opinion), shall have furnished to you and the QIU their written opinion (a draft of such opinion is attached as Annex II(h) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

              (i) The Plan has been duly adopted by the required vote of the Board of Directors of Prudential (which adoption complied with the applicable requirements of Chapter 17C); the Plan has been approved by the required vote of Prudential's qualified voters (as defined in Chapter 17C) (which approval complied with the applicable requirements of Chapter 17C); on October 15, 2001, the Commissioner's Order and the Order of the Commissioner approving the Destacking Extraordinary Dividend (as defined in such counsel's opinion) were issued and on October 17, 2001 the order of the Commissioner approving the proposed public offering of ESUs (as defined below and as referenced by such Commissioner's order of October 17, 2001) (the "ESU Order", and together with the Commissioner's Order and the Destacking Extraordinary Dividend Order, the "Orders"), was issued and such Orders, with respect to the demutualization (as defined in such counsel's opinion), the Destacking Extraordinary Dividend and the ESUs, respectively, are in full force and effect, subject to the qualifications set forth below; and no other approvals are required to be obtained by Prudential from the Commissioner under either Chapter 17C or otherwise under the insurance laws and regulations of the State of New Jersey for the Plan to become effective and for the consummation of the demutualization, the Destacking Extraordinary Dividend or the sale of the ESUs as such demutualization, Destacking Extraordinary Dividend and sale are, respectively, described in the Plan and the memorandum of Prudential to the Commissioner dated September 27, 2001 (the "ESU Memorandum") requesting approval of a proposed public offering of Equity Security Units, as described in the ESU Memorandum (the "ESUs"); provided,
                                                                --------
        however, that for purposes of this opinion, such counsel need express no
        -------
        opinion with respect to any approvals required in connection with (a) affiliate transactions (other than the Destacking Extraordinary Dividend as approved in the Destacking Extraordinary Dividend Order) or affiliate agreements, or (b) insurance rate filings or policy form filings or endorsements with respect to Prudential's or any of its subsidiaries' or affiliates' products or services, in each case, made in connection with the Plan or any of the transactions contemplated thereby or otherwise;

             (ii) Prudential has made all required filings under, and has received all approvals required to be received by Prudential under or exemptions in respect of, applicable insurance holding company statutes of each state of the United States in which such filings or approvals or exemptions are required with respect to the acquisition of control transactions in connection with the demutualization and the Destacking Extraordinary Dividend (each as defined in such counsel's opinion), except where the failure to have made such filings or received such approvals or exemptions in any such jurisdiction would not have, individually or in the aggregate, a Material Adverse Effect; provided,
                                                                     --------
        however, that for purposes of such opinion, such counsel need express no
        -------
        opinion with respect to any approvals required in connection with affiliate transactions (other than the Destacking Extraordinary Dividend as approved in the Destacking Extraordinary Dividend Order) or affiliate agreements; and

             (iii) The statements in the Prospectus under the captions "Demutualization and Related Transactions--The Demutualization--Summary of the Plan of Reorganization," "--Approval of the Plan of Reorganization," "--Allocation and Payment of Compensation to Eligible Policyholders," "--The Closed Block," "--Related Transactions--The Destacking" and "--Related Transactions--Statutory Information," insofar as such statements purport to describe provisions of the insurance laws and regulations of the State of New Jersey, are accurate in all material respects.

             For purposes of such counsel's opinion, "demutualization" shall mean the conversion of Prudential from a mutual life insurance company to a stock life insurance company in accordance with the requirements of Chapter 17C, and "Destacking Extraordinary Dividend" shall mean the realignment, by means of an extraordinary dividend paid by Prudential, of the ownership of certain subsidiaries, assets and non-insurance liabilities of Prudential as described in Section 3.3(a) and Schedule 3.3(a) of the Plan.

             In rendering its opinions set forth in paragraphs (i) and (iii) above, such counsel may state that they express no opinions as to the laws of any jurisdiction other than the insurance laws and regulations of the State of New Jersey. In rendering its opinion set forth in paragraph (ii) above, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the insurance holding company statutes of the State of New Jersey and various other States of the United States. Such counsel may also state that it does not express any opinion with respect to any of the actuarial or financial aspects of the Plan, the demutualization, the Destacking Extraordinary Dividend or the ESUs. In addition, such counsel may state that such counsel has not served as counsel to Prudential, the Company or the Trust with respect to the Destacking Extraordinary Dividend or the Firm Securities that are being sold pursuant to this Agreement other than to assist in obtaining certain insurance regulatory approvals, as described in paragraphs (i) and (ii) above, relating to the Plan, which approvals cover such transactions insofar, and only insofar, as (i) the Firm Securities that are being sold pursuant to this Agreement have terms and are being documented and the sale thereof will be consummated pursuant to the Plan and the ESU Order (and the ESU Memorandum as referenced by the ESU Order), and (ii) the Destacking Extraordinary Dividend has the terms set forth in and is being documented and consummated pursuant to the Plan and the Destacking Extraordinary Dividend Order, and, therefore, the extent to which such opinions address such ESUs and Destacking Extraordinary Dividend is necessarily limited to the description of the ESUs and the transactions with respect thereto in the Plan as approved and the ESU Order (and the ESU Memorandum as referenced by the ESU Order) and to the description of the Destacking Extraordinary Dividend in the Plan as approved, and that such opinions do not address whether the Firm Securities that are being sold pursuant to this Agreement have terms and are being documented, the sale thereof will be consummated, the Destacking Extraordinary Dividend has terms and is being documented or consummated, or the Plan upon becoming effective is or will be implemented, in a manner that complies with the Plan and the Orders. Such counsel may also make appropriate qualifications to, or otherwise update, its opinions reflecting (i) that the effectiveness of the Plan and the Orders is conditioned upon the satisfaction of conditions, (ii) pending appeals and challenges to the Orders and the Plan or any other challenge or litigation relating to the Orders, the Plan or the vote of qualified voters approving the Plan being invalidated or overturned, and (iii) additional submissions, subsequent to the date of the Orders, by Prudential with NJDOBI and other insurance regulatory bodies with respect to the Plan, the Orders and the transactions contemplated thereby and any responses thereto by the Commissioner and such other insurance regulatory bodies.

          (j) McDermott, Will & Emery, special tax counsel to the Company, shall have furnished to you and the QIU their written opinion (a draft of such opinion is attached as Annex II(i) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that (i) the descriptions of the IRS Rulings set forth in the Prospectus under the captions "Demutualization and Related Transactions--Federal Income Tax Consequences to Policyholders" and "--Federal Income Tax Consequences to Prudential", are true and complete in all material respects, (ii) the other statements set forth under such captions insofar as they purport to describe the provisions of the laws referred to therein, are true and complete in all material respects and (iii) based on the assumption that the transactions described in the Prospectus are consummated and performed in the manner described in the Prospectus and other assumptions and statements of the Company's expectations and determinations set forth in the Prospectus, the statements of law or legal conclusions set forth in the discussion under "U.S. Federal Income Tax Consequences" constitute such counsel's opinion.

          (k) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, PricewaterhouseCoopers LLP shall have furnished to you and the QIU a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto);

          (l) (i) None of the Trust, the Company, Prudential or any of their respective subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance (excluding, for the avoidance of doubt, any insurance underwriting losses of Prudential or its subsidiaries), or from any labor dispute or court or governmental action, order or decree, in each case other than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any material decrease in the capital or surplus of Prudential, any decrease in the capital stock of the Company or any material increase in the consolidated long-term debt of the Company or Prudential, or any change in the capital, short-term debt or long-term debt of the Trust, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, management, financial position, shareholders' equity or results of operations of the Trust or of the Company, Prudential and their subsidiaries, considered as a whole, in each case other than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of Goldman, Sachs & Co. so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

          (m) On or after the date hereof, except as set forth or contemplated in the Prospectus, (i) no downgrading shall have occurred in the rating accorded any debt security or preferred stock of the Trust, the Company, Prudential or any of their subsidiaries or the financial strength or claims paying ability of the Trust, the Company, Prudential or any of their subsidiaries by A.M. Best & Co. or any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any debt security or preferred stock or the financial strength or the claims paying ability of the Trust, the Company, Prudential or any of their subsidiaries;

          (n) On or after the date hereof there shall not have occurred any of the following: (i) a change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of Goldman, Sachs & Co., make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus; (ii) a suspension or material limitation in trading in securities generally on the Exchange; (iii) a suspension or material limitation in trading in the Company's or the Trust's securities on the Exchange; (iv) a general moratorium on commercial banking activities declared by either Federal, New York State or New Jersey authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; or (v) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or the occurrence of any other calamity or crisis, if the effect of any such event specified in this clause (v) in the judgment of Goldman, Sachs & Co. makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

          (o) The Securities and the Issuable Common Stock shall have been duly listed, subject to notice of issuance, on the Exchange;

          (p) Prior to or contemporaneously with the First Time of Delivery, each of the actions required to occur and conditions required to be satisfied or waived on or prior to the Effective Date pursuant to the Commissioner's Order or the Plan shall have occurred or been satisfied or waived;

          (q) With respect to the First Time of Delivery, the Plan shall, concurrently therewith, become effective, the Demutualization shall have occurred and the transactions described in Sections 3.1, 3.2(a), (b), (c),
     (d), (g) and 3.3(a) and (c)(i)(A) of the Plan shall have occurred;

          (r) Contemporaneously with the First Time of Delivery, the Shares, the International Shares and the Class B Shares shall be issued as contemplated by the Prospectus;

          (s) The Trust, the Company and Prudential shall have complied with the provisions of Section 6(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

          (t) No injunction, judgment, order, decree or other legal or governmental action prohibiting the Demutualization or the Plan or canceling the approval thereof, or prohibiting the consummation of the transactions contemplated thereby, the offering of the Securities by the Underwriters and the offering of the Shares and the International Shares by the Common Stock Underwriters and the International Common Stock Underwriters, shall have been issued and remain in effect or shall have been announced by any court or announced, or threatened in writing, by a regulatory agency or other governmental body; and

          (u) The Trust, the Company and Prudential shall each have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Trust, the Company and Prudential satisfactory to you as to the accuracy of the representations and warranties of the Trust, the Company and Prudential, respectively, herein at and as of such Time of Delivery, as to the performance by the Trust, the Company and Prudential, respectively, of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a), (l), (p), (q) and (t) of this Section and as to such other matters as you may reasonably request.

     Notwithstanding anything herein to the contrary, the respective obligations of the Company, Prudential, the Underwriters and the Trust under this Agreement are conditioned on the consummation of the Demutualization and the closing of the transactions contemplated by the Common Stock Underwriting Agreement.

          9. (a) The Trust, the Company and Prudential, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that none of the Trust, the Company or Prudential shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein or by the QIU expressly for use therein.

          (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Trust, the Company or Prudential, as applicable, against any losses, claims, damages or liabilities to which the Trust, the Company or Prudential, as applicable, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in or Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Trust, the Company or Prudential, as applicable, for any legal or other expenses reasonably incurred by the Trust, the Company or Prudential, as applicable, in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c) Promptly after receipt by an indemnified party under subsection
     (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party (or such other release of the indemnified party as shall be satisfactory to the indemnified party) from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

          (d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Trust, the Company and Prudential on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Trust, the Company and Prudential on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Trust, the Company and Prudential on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Company and the Trust bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Securities purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust, the Company or Prudential on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Trust, the Company and Prudential and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (e) The obligations of the Trust, the Company and Prudential under this Section 9 shall be in addition to any liability which the Trust, the Company and Prudential may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Trust, the Company or Prudential (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Trust, the Company or Prudential within the meaning of the Act.

          10. (a) The Trust, the Company and Prudential, jointly and severally, will indemnify and hold harmless the QIU, in its capacity as QIU, against any losses, claims, damages or liabilities, joint or several, to which the QIU may become subject, in such capacity, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the QIU for any legal or other expenses reasonably incurred by the QIU in connection with investigating or defending any such action or claim as such expenses are incurred.

          (b)  Promptly after receipt by the QIU indemnified under subsection
     (a) above of notice of the commencement of any action, such QIU shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to the QIU otherwise than under such subsection. In case any such action shall be brought against the QIU and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it shall wish to assume the defense thereof, with counsel satisfactory to such QIU (who shall not, except with the consent of such QIU, be counsel to the indemnifying party), and, after notice from the indemnifying party to such QIU of its election so to assume the defense thereof, the indemnifying party shall not be liable to such QIU under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such QIU, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the QIU being indemnified, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought under this Section 10 (whether or not such QIU is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of such QIU (or such other release of the QIU as shall be satisfactory to the QIU) from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of such QIU.

          (c) If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless the QIU, in its capacity as QIU, under subsection (a) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then the indemnifying party shall contribute to the amount paid or payable by such QIU as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Trust, the Company or Prudential on the one hand and the QIU on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the QIU failed to give the notice required under subsection (b) above, then each indemnifying party shall contribute to such amount paid or payable by such QIU in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Trust, the Company and Prudential on the one hand and the QIU on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Trust, the Company and Prudential on the one hand and the QIU on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Company, as set forth in the table on the cover page of the Prospectus, bear to the total fee payable to the QIU pursuant to Section 3 hereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, Prudential or the Trust on the one hand or the QIU on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Trust, the Company, Prudential and the QIU agree that it would not be just and equitable if contributions pursuant to this subsection (c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (c). The amount paid or payable by a QIU as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (c) shall be deemed to include any legal or other expenses reasonably incurred by such QIU in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (d) The obligations of the Trust, the Company and Prudential under this Section 10 shall be in addition to any liability which the Trust, the Company and Prudential may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the QIU within the meaning of the Act.

          11. (a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein.
     If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Securities, then the Company and the Trust shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Trust that you have so arranged for the purchase of such Securities, or the Company or the Trust notifies you that it has so arranged for the purchase of such Securities, you, the Company or the Trust shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company and the Trust agree to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

          (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you, the Company and the Trust as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Securities to be purchased at such Time of Delivery, then the Company and the Trust shall have the right to require each non-defaulting Underwriter to purchase the number of Securities which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Securities which such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you, the Company and the Trust as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased exceeds one-eleventh of the aggregate number of all the Securities to be purchased at such Time of Delivery, or if the Company and the Trust shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company and the Trust to sell the Optional Securities) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the QIU, the Trust, the Company or Prudential, except for the expenses to be borne by the Trust, the Company and Prudential, on the one hand, and the Underwriters, on the other, as provided in Sections 3 and 7 hereof and the indemnity and contribution agreements in Sections 9 and 10 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     12. The respective indemnities, agreements, representations, warranties and other statements of the Trust, the Company, Prudential, the several Underwriters and the QIU, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter, the QIU or any controlling person of any Underwriter or the QIU, or the Trust, the Company or Prudential, or any officer or director or controlling person of the Trust, the Company or Prudential, and shall survive delivery of and payment for the Securities.

     13. If this Agreement shall be terminated pursuant to Section 11 hereof, neither the Trust, the Company nor Prudential shall then be under any liability to any Underwriter or the QIU except as provided in Sections 3, 7, 9 and 10 hereof; but, if for any other reason, any Securities are not delivered by or on behalf of the Company and the Trust as provided herein, the Trust, the Company and Prudential, jointly and severally, will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities not so delivered, but neither the Trust, the Company nor Prudential shall then be under any further liability to any Underwriter or the QIU in respect of the Securities not so delivered except as provided in Sections 3, 7, 9 and 10 hereof.

     14. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 32 Old Slip, 21st Floor, New York, New York 10005, Attention: Registration Department; if to the QIU shall be delivered or sent by mail, telex, or facsimile transmission to Goldman, Sachs & Co., 32 Old Slip, 21st Floor, New York, New York 10005, Attention: Registration Department; if to the Company, Prudential or the Trust shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company and the Trust by you upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

     15. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the QIU, the Trust, the Company, Prudential and, to the extent provided in Sections 9, 10 and 12 hereof, the officers and directors of the Trust, the Company and Prudential and each person who controls the Trust, the Company, Prudential, the QIU or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     16. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     17. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     18. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us twenty counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the QIU, the Trust, the Company and Prudential. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                    Very truly yours,

                                    Prudential Financial, Inc.

                                    By:_________________________________________
                                       Name:
                                       Title:

                                    The Prudential Insurance Company of America

                                    By:_________________________________________
                                       Name:
                                       Title:


                                    Prudential Financial Capital Trust I
                                      By Prudential Financial, Inc. as Sponsor

                                       By:______________________________________
                                          Name:
                                          Title:

Accepted as of the date hereof:

Goldman, Sachs & Co.
Prudential Securities Incorporated
Credit Suisse First Boston Corporation
Deutsche Banc Alex. Brown Inc.
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith
  Incorporated
Morgan Stanley & Co. Incorporated
Salomon Smith Barney Inc.
The Williams Capital Group, L.P.

By:_________________________________________
   (Goldman, Sachs & Co.)

     On behalf of each of the Underwriters

 ___________________________________________
  (Goldman, Sachs & Co.)

     In its capacity as Qualified Independent
     Underwriter

                                                   SCHEDULE I
                                                                            Number of Optional
                                                                            Securities to be
                                                          Total Number of     Purchased if
                                                          Firm Securities    Maximum Option
                       Underwriter                        to be Purchased      Exercised
                       -----------                        ---------------   -----------------
Goldman, Sachs & Co.....................................
Prudential Securities Incorporated......................
Credit Suisse First Boston Corporation..................
Deutsche Banc Alex. Brown Inc...........................
Lehman Brothers Inc.....................................
Merrill Lynch, Pierce, Fenner & Smith Incorporated......
Morgan Stanley & Co. Incorporated.......................
Salomon Smith Barney Inc................................
The Williams Capital Group, L.P.........................
                                                            -----------      ---------------
          Total.........................................
                                                            ===========      ===============

                                                                         ANNEX I
                 FORM OF ANNEX I DESCRIPTION OF COMFORT LETTER
                    FOR REGISTRATION STATEMENTS ON FORM S-1

     Pursuant to Section 8(f) of the Underwriting Agreement,
PricewaterhouseCoopers LLP shall furnish letters to the Underwriters to the effect that:

          (i) They are independent certified public accountants with respect to each of Prudential and its subsidiaries and the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

          (ii) In their opinion, the financial statements and any financial statement schedules examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related rules, regulations and interpretations thereunder;

          (iii) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301 and 402, respectively, of Regulation S-K;

          (iv) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of Prudential and its subsidiaries, inspection of the minute books of Prudential and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of Prudential and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

              (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related rules, regulations and interpretations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus for them to be in conformity with generally accepted accounting principles;

              (B) if applicable, any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

              (C) the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

              (D) the unaudited pro forma condensed consolidated financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the rules, regulations and interpretations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

              (E) as of a specified date not more than five business days prior to the date of such letter, there has been any increase in the consolidated long-term or short-term debt or any decrease in consolidated equity, excluding net unrealized investment gains and losses on available-for-sale securities, of the Company, Prudential and their subsidiaries, or other items specified by the Representatives and agreed to by PricewaterhouseCoopers LLP, or any increases or decreases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

              (F) for the period from the latest date for which consolidated financial data of Prudential and its subsidiaries are available to the specified date referred to in clause (G) there were any decreases in consolidated income from continuing operations before income taxes or other items specified by the Representatives and agreed to by PricewaterhouseCoopers LLP, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (v) In addition to the examination referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of Prudential and its subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of Prudential and its subsidiaries and have found them to be in agreement.

                                                                     ANNEX II(a)

   [insert form of opinion and letter of Cleary, Gottlieb, Steen & Hamilton]

                                   [to come]

                                                                     ANNEX II(b)

                [insert form of opinion of Sullivan & Cromwell]

                                                                     ANNEX II(c)

                  [insert form of opinion of John M. Liftin]

                                                                     ANNEX II(d)

                [insert form of opinion of McCarter & English]

                                                                     ANNEX II(e)

             [insert form of opinion of Richards, Layton & Finger]

                                                                     ANNEX II(f)

             [insert form of opinion of Richards, Layton & Finger]

                                                                     ANNEX II(g)

              [insert form of opinion of Cravath, Swaine & Moore]

                                                                     ANNEX II(h)

          [insert form of opinion of LeBoeuf, Lamb, Greene & MacRae]

                                                                     ANNEX II(i)

              [insert form of opinion of McDermott, Will & Emery]

                                     II-9